UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2024

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 18, 2024, the Board of Directors of Columbia Financial, Inc. (the “Company”) approved amendments to the Company’s Amended Bylaws (the “Bylaws”) to update the Bylaws provision regarding the age limitation for directors and to make certain other administrative changes.

Following the effectiveness of the amendments, Article II, Section 10 of the Bylaws now provides that (i) directors who are appointed to the Board of Directors after January 1, 2024, and who reach the age of 75 during their tenure on the Board of Directors, may continue to serve as directors until the annual meeting of the Company’s stockholders following their attainment of age 75, at which time they must retire from the Board of Directors, and (ii) any director serving on the Board of Directors as of December 31, 2023, and who reaches the age of 76 during his or her tenure on the Board of Directors, may continue to serve until the annual meeting of the Company’s stockholders following his or her attainment of the age of 76, at which time the director must retire from the Board of Directors. Previously, Article II, Section 10 of the Bylaws provided that a director must retire from the Board of Directors at the annual meeting of the Company’s stockholders immediately following the year in which he or she attained the age of 76. Following the effectiveness of the amendments, Article II, Section 10 of the Bylaws continues to provide that a majority of disinterested members of the Board of Directors may exclude a person from such age limitation for a specified period of time and for a specified valid reason.

The preceding description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
3.1	Amended Bylaws of Columbia Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	May 23, 2024	/s/Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and Chief Financial Officer

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